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                                     EXHIBIT 23
                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the previously filed Registration Statements on Form S-8 File Nos. 333-38926, 333-83321, 333-83325 and
333-83327.

                                        /s/ Arthur Andersen LLP

Boston, Massachusetts
March 27, 2001